                                              NORTHEAST INVESTORS TRUST
                                                 50 Congress Street
                                             Boston, Massachusetts 02109
                                                   (800) 225-6704
                                                   (617) 523-3588

                                            SHARES OF BENEFICIAL INTEREST




                                                     PROSPECTUS


                                                  February 1, 1996





         The primary objective of the Trust is the production of income. Capital appreciation is a secondary objective of the Trust, the achievement of which must be compatible with the primary objective.

         The Trust  may,  from time to time,  use the  investment  technique  of
leverage.   Such  speculative   activity  may  involve  greater  risks  and  the
possibility of greater costs. See page _8.

         The Trust's  investment in lower rated debt securities,  commonly known
as  "junk  bonds",   involves  greater  risk,   including  default  risks,  than
investments in lower yielding, higher rated securities. See page 7.

         This Prospectus sets forth certain information about the Trust that a prospective investor should know before making an investment in the Trust. A Statement of Additional Information, dated February 1, 1996, has been filed by the Trust with the Securities and Exchange Commission and is incorporated in this Prospectus by reference. The Statement is available free of charge upon written request to the Trust at the above address. Shareholders are advised to retain this Prospectus for future reference.

                               Offered at Net Asset Value without "Sales Charge"
                                          or Commissions Payable to Anyone.

                                                  TABLE OF CONTENTS

                                                                            Page

Fee Table....................................................................  3
Bank Loans...................................................................  4
Financial Highlights.........................................................  5
The Trust....................................................................  6
Sales Without "Sales Charge".................................................  6
Investment Objectives and Policies...........................................  6
Management of the Trust......................................................  9
Expenses.....................................................................  9
How to Purchase Trust Shares.................................................  9
Investment Plans............................................................. 10
Redemption of Shares......................................................... 10
Dividends, Distributions & Federal Taxes..................................... 12

Capitalization and Shareholders' Rights...................................... 12
Appendix - Portfolio Composition............................................. 13







THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AUTHORITIES NOR HAS THE COMMISSION OR ANY STATE SECURITIES AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                                                      FEE TABLE



Shareholders Transaction Expenses


                  Sales Load Imposed
                    on Purchase                                                         None
                  Deferred Sales Load
                    Imposed on Redemptions                                              None
                  Sales Load Imposed on
                    Dividend Reinvestment                                               None
                  Exchange Fees                                                         None
                  Redemption Fee                                                        None

Annual Operating Expenses (as a percentage of average net assets)

                  12b-1 Expense  . . . .........................................        None
                  Trustees' Compensation........................................        .52%
                  Other Expenses................................................        .15%
                                                                                        ----
                  Total Operating Expenses......................................        .67%
                                                                                        ====

EXAMPLE

                                                        1 year        3 years        5 years         10 years
                                                        ------        -------        -------         --------
You would pay the following
 expenses on a $1,000
 investment, assuming a 5%
 annual return .............                                 $7             $22             $38            $86

         The purpose of the table is to assist in understanding the various costs and expenses that an investor in the Trust will bear. The percentage expense levels shown in the table above are based on actual expenses incurred in the fiscal year ended September 30, 1995; actual expenses in future years may vary from the amounts shown.



                                                     BANK LOANS


                                                                                      Average
                                                                    Average          Number of            Average
                                               Amount of           Amount of       Registrant's          Amount of
                                                 Debt                Debt             Shares               Debt
                                              outstanding         outstanding       outstanding          per share
                                               at end of          during the        during the          during the
Year Ended                                       year                year*             year*               year

September 30,

1986......................................     $28,375,000        $18,532,310          20,186,554     $0.92
1987......................................      44,156,000         37,118,076          25,920,383      1.43
1988......................................      27,102,000         31,715,153          29,837,408      1.06
1989......................................      23,433,000         24,344,769          34,534,012       .71
1990......................................      36,856,000         24,645,015          32,102,975       .77
1991......................................      49,077,000         35,925,779          31,667,858      1.13
1992......................................      51,990,000         42,752,526          39,896,979      1.07
1993......................................      75,321,000         50,497,798          47,027,522      1.07
1994......................................      54,363,000         41,432,102          58,822,259       .77
1995......................................       3,552,000         32,973,723          65,574,945       .50



* Monthly method (sum of amounts outstanding at beginning of year and at the end of each month during the year divided by 13).


                                                FINANCIAL HIGHLIGHTS


 The information included in the following table has been audited by Ernst & Young, Independent Auditors, for the years ended September 30, 1986 through 1992, and by Coopers & Lybrand L.L.P., Independent Accountants, for the years ended September 30, 1993 through 1995. Their report on the financial statements and financial highlights for the year ended September 30, 1995 is included in the Statement of Additional Information.




                                                                        Year Ended September 30



Per Share Data                    1995      1994       1993     1992~     1991~     1990~      1989~     1988~   1987~   1986~

Net asset value:
Beginning of Period............ $10.02   $9.94     $9.50     $8.83     $8.81    $11.18     $12.16     $12.89    $13.60   $12.19
                                ------   -----     -----     -----     -----    ------     ------     ------    ------   ------

Income From Investment
   Operations:
Net investment income..........    .98     .98      1.04      1.15      1.32      1.45       1.50       1.65      1.55     1.47
Net realized and unrealized
   gain (loss) on investments..    .29     .09       .42       .67       .04     (2.39)      (.94)      (.44)     (.80)    1.40
                                ------  ------    ------    ------    ------    -------   --------    -------  -------- -------

Total from investment
   operations..................   1.27    1.07      1.46      1.82      1.36      (.94)       .56       1.21       .75     2.87

Less Distributions:
   Net investment income.......   (.96)   (.99)    (1.02)    (1.15)    (1.34)    (1.43)     (1.54)     (1.94)+   (1.46)   (1.46)
                                  -----   -----    ------    ------    ------    ------     ------     ------

Net asset value:
   End of Period............... $10.33  $10.02     $9.94     $9.50     $8.83     $8.81     $11.18     $12.16    $12.89   $13.60
                                ======  ======     =====     =====     =====     =====     ======     ======    ======   ======


Total return................... 13.44%  10.96%    16.25%    21.85%    17.63%     (8.87)%    4.87%     10.62%     5.44%   24.61%

Ratios & Supplemental Data
Net assets end of
   period (000's omitted)......  $797,559 $582,093   $474,976  $452,774   $310,667  $277,134  $385,390  $404,219  $347,841 $313,197
Ratio of operating expenses
   to average net assets.......   .67%    .70%       .73%      .79%      .88%       .78%      .72%       .75%     .76%     .72%
Ratio of interest expense
   to average net assets.......   .35%    .36%       .48%      .65%     1.01%       .69%      .61%       .66%     .71%     .52%
Ratio of net investment
   income to average
   net assets..................  9.77%   9.37%     10.53%    12.36%    15.38%     14.35%    12.68%     13.16%   11.59%   11.53%
Portfolio turnover rate........ 40.58%  73.36%     75.72%    59.41%    33.77%     21.23%    33.61%     17.35%   52.03%   42.58%



+ Includes accumulated undistributed net investment income (including original issue discount) through December 31, 1987 as required under the excise tax provisions of the Tax Reform Act of 1986, estimated by the trustees to be $.42 per share.

~        Audited by other auditors.

Further information about the performance of the Trust is contained in its most recent Annual Report to Shareholders, a copy of which will be made available upon request without charge.


                                                      THE TRUST

         Northeast Investors Trust, herein called the Trust, is a diversified open-end management investment company organized March 1, 1950 by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts.

                                            SALES WITHOUT "SALES CHARGE"

         The Trustees wish to offer investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense, generally known as a "sales charge", "load charge" or "12b-1 expenses". The purchase of shares of numerous other mutual funds requires the investor to pay a substantial amount for a selling commission and related expenses in excess of the amount received by the fund. It is the current policy of the Trustees that shares of the Trust be sold at net asset value, the Trust receiving the full amount paid by the investor.

         Brokers or dealers may accept purchase and sell orders for shares of the Trust and may impose a transaction charge for this service. Any investor may, however, purchase shares without such additional charge by acquiring them directly from the Trust.

                                         INVESTMENT OBJECTIVES AND POLICIES

         The purpose of the Trust is to provide investors with a vehicle for investment under the management of the Trustees. Through this Trust, the Trustees will seek to provide a managed, diversified investment program, the primary objective of which shall be the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective. Under the Declaration of Trust, a change in this investment objective would require the affirmative vote of two-thirds of the outstanding shares of the Trust. The Trust will make limited use of the leverage principle. See "Leverage" below.


         It is the intention of the Trustees to invest primarily in marketable securities of established companies which the Trustees believe provide reasonable income and which, where consistent with this objective, may have potentialities for capital appreciation. This would include bonds, preferred stocks, dividend paying common stocks, securities convertible into common stocks and securities with warrants attached. The proportion of the Trust's assets invested in each type of security will vary from time to time depending on market and economic conditions, and the Trustees may, when in their opinion capital appreciation is not compatible with the production of income, emphasize fixed income investments for protracted periods of time if they deem it advisable, even to the extent that the total holdings of the Trust may consist of bonds or other debt securities, preferred stocks and cash. Since 1970 the Trust has taken such a position and more than 80% of its assets have been held in bonds or other debt securities, preferred stocks and cash, although in the most recent fiscal years the Trust's holdings of common stocks have been greater than in prior fiscal years. As of September 30, 1995, approximately 78.6% of the Trust's assets were invested in fixed income securities.

         It is the further policy of the Trust that the Trustees not purchase any security if upon such purchase 25% or more of the value of the Trust's assets would be invested in securities of issuers in any one industry. However, when securities of a given industry come to constitute more than 25% of the value of the Trust's assets by reason of changes in value of either the concentrated securities or other securities, the excess need not be sold. If, as a result of changed circumstances in the future, these policies with respect to industry concentration become in the judgment of the Trustees less likely to achieve the Trust's primary income objective, any proposed change in such policies will be submitted to the shareholders.

         Although the Trust's investment in a diversified portfolio of securities reduces the risk inherent in the ownership of a single security, it cannot eliminate the risk or protect a shareholder of the Trust against fluctuations in the market valuation of one's shares. The prices of fixed income securities are normally quite sensitive to general interest rate trends and usually vary inversely thereto. There can be no assurance that the Trust will in fact achieve its objectives.

Risk of Lower Rated Debt Securities

         The Trust does not impose any particular rating standards which the Trustees must utilize in making investment decisions. As a result, the Trust's portfolio has, since it began making major commitments to fixed income securities in the mid 1960s, generally included debt securities which are not rated as investment grade by either of the two principal rating services. The Trustees have usually relied upon their own credit analysis in making decisions concerning the Trust's portfolio.

         Higher yielding and unrated or lower rated debt securities (commonly referred to as "junk bonds") may be subject to greater market volatility and can present speculative features with respect to debt service coverage by the issuer, marketability and liquidity of the investment under adverse market conditions, and risk of loss of principal due to issuer default to a greater degree than lower yielding, highly rated securities. Bonds which are not rated as investment grade may be more susceptible than higher rated securities to real or perceived adverse economic conditions, such as a projected recession which causes a lessening of confidence in the ability of highly leveraged issuers to service outstanding debt.

         Investors should consider the relative risks of investing in these types of securities, which are generally not meant for short-term investments. See the Appendix for further information concerning the Trust's investment portfolio.

Leverage

         In order to raise additional funds for investment the Trust may borrow money from banks. Such borrowing will normally not be continued over a protracted period when short term interest rates exceed the yield available from longer term securities. The Trustees intend to use the proceeds of any such borrowings to purchase debt securities yielding more than the interest rate on the borrowing. Moreover, the ability to borrow permits the Trustees to minimize uninvested cash and to fund redemptions without liquidating portfolio securities. Any investment gains made with the additional funds in excess of the interest paid will cause the net asset value of the Trust shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional funds fails to cover their cost to the Trust, the net asset value of the Trust will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage".

         The Declaration of Trust permits the borrowing of money from banks for the purposes of the Trust if, in the opinion of the Trustees, such borrowing may be advantageously made to increase the earning power of the Trust, but only up to 25% of the gross assets of the Trust taken at cost at the time the borrowings are made. The Trustees may also temporarily borrow from banks for extraordinary or emergency purposes but only to an amount that the aggregate of all bank borrowings of the Trust shall not exceed 30% of the gross assets of the Trust taken at cost at the time the borrowings are made.


         The amount of leverage to be outstanding at any one time cannot be estimated in advance since the Trustees may vary the amount of borrowings from time to time, within the authorized limits, as they deem advisable, including having no borrowings at all. The outstanding borrowings by the Trust as of September 30 for the years 1986-1995 are set forth on page _4.

                                               MANAGEMENT OF THE TRUST

         The Trustees of the Trust have been elected by the shareholders or appointed by the Trustees to fill a vacancy. They have full powers as to the investment of the assets of the Trust, subject to the restrictions and limitations imposed by the Declaration of Trust. The Trust has no investment adviser or management contract.

         The Trustees principally responsible for the day-to-day management of the Trust's portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as a Trustee of the Trust since 1960 and as its Chairman since 1969. Bruce H. Monrad has been associated with the Trust since July, 1989 and was appointed a Trustee in May, 1993.

                                                      EXPENSES

         Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to 1/2 of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the market value of the portfolio and other assets less all liabilities, except accrued Trustees' fees. Other than the fee to the Trustees, no compensation is paid by the Trust to any person other than in the ordinary course of business. In addition to the services furnished to the Trust by the Trustees, there are other expenses of the Trust which are paid by it directly. These include expenses such as taxes, custodian's fees and expenses, legal and auditing fees and expenses, bookkeeping expenses, and the expense of qualifying shares for sale under federal and state laws. The Trust also acts as its own transfer agent and, as such, carries out all functions relating to the maintenance of its shareholder accounts, transfers and redemption of shares, and mailings to shareholders and pays the expenses relating thereto, including the compensation of persons performing these functions and data processing expenses.

                                            HOW TO PURCHASE TRUST SHARES


         As indicated on page __6__ under "Sales Without _Sales Charge_", shares are sold by the Trust directly to investors at net asset value with no sales charge or premium added to the price paid by the purchaser. Applications for the purchase of shares will be received on any full business day at the office of the Trust, 50 Congress Street, Boston, Massachusetts 02109. An initial investment of at least $1000 is required. There is no minimum for subsequent investments either by mail or telephone; there is a maximum for telephone investments of $100,000.

         Investors in the Trust may arrange to make investments on a regular basis under the Trust's automatic investment plan through regular deductions (minimum $50) from their bank checking account.

         The public offering price to investors whose applications are received before the close of the New York Stock Exchange on a day the Exchange is open is the net asset value determined as of the close of the Exchange on that day. Net asset value is determined on the basis of the market value of the Trust's assets. If an application is received after the close of the Exchange or on a day the Exchange is not open, the applicable net asset value will be that determined at the close of the Exchange on the next day on which it is open. In any event, the price of shares is based upon the next calculation of net asset value after an order is placed. The sale of shares will be suspended during any period when the right of redemption is suspended.

                                                  INVESTMENT PLANS

         The Trust offers shareholders open accounts and a cumulative investment plan, as well as tax-advantaged retirement plans, including a Prototype Defined Contribution Plan for sole proprietors, partnerships and corporations, which may include a 401(k) savings feature, Individual Retirement Accounts, and 403(b) Retirement Accounts. Details of these investment plans are available from the Trust at the address shown on the cover of this Prospectus.

                                                REDEMPTION OF SHARES

         The Trust provides a market for its shares. The Declaration of Trust provides in substance that the shareholders shall be entitled ordinarily to sell, and the Trust shall be required to buy, shares at net asset value thereof, less any liquidating charge that may be imposed by the Trustees in their discretion, which charge, if imposed shall be at a rate determined by the Trustees not exceeding 1% of such net asset value. It has been the policy of the Trustees since the inception of the Trust not to charge such a liquidating fee so that shareholders may redeem their shares at the full net asset value thereof. This policy can be changed by the Trustees without notice to the shareholders.


         For such purpose the shares must be surrendered to the Trustees at the office of the Trust, properly endorsed for transfer. For redemptions in excess of $5,000 the shareholder's signature(s) must be guaranteed by a U.S. commercial bank or trust company or a member firm of a recognized stock exchange or other authorized guarantor institution, and in the case of fiduciary, partnership and corporate holdings, evidence of authority to sell, together with a request that the Trustees purchase the same and pay the shareholder for the shares so surrendered. A stock power, with the shareholder's signature(s) similarly guaranteed, should be used to redeem shares for which a certificate has not been issued. In either case, a notary public is not an acceptable guarantor. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. Redemption requests cannot be honored until all documentation has been received in proper order; when payment for shares has been made by check redemption requests will be processed only after ten business days from the date of the purchase.

         Payment to the shareholder must ordinarily be made within seven calendar days after the shares together with instructions are properly deposited. The Trustees reserve the right to deliver assets in whole or in part in kind in lieu of cash. The Trustees have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, pursuant to which the Trustees are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

         Shares received by the Trust for redemption at or before the close of the New York Stock Exchange on a day on which the Exchange is open will be redeemed on the basis of the net asset value determined as of the close of the Exchange that day; if the day of deposit is not such a day or if the deposit is made after the close of the Exchange on such a day, the redemption price will be based on the net asset value determined as of the close of the Exchange on the next day on which it is open.


         Shareholders who are investors in a tax-advantaged retirement plan should consider specific taxpayer restrictions, penalties, and procedures that may be associated with redemptions from their retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Trust assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is the shareholder's responsibility. Penalties, if any, apply to redemptions from the plan, not to redemptions from the Trust and are governed by federal tax law alone.


         Telephone redemptions are not permitted (unless confirmed in writing on the same day), except that telephone instructions from the registered owner to exchange shares of the Trust for shares of Northeast Investors Growth Fund will be accepted. Existing shareholders may also make additional investments by telephone. No specific election is required in the Application to obtain telephone exchange or purchase privileges. The Trust will employ reasonable procedures, including requiring personal identification prior to acting on telephone instructions, to confirm that such instructions are genuine. If the Trust does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions, but otherwise will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

                                      DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES


         The Trust has paid dividends in each quarter since its organization. Payments from net investment income are generally made around the end of February, May, August and November. It is the Trust's policy to distribute net realized capital gains on sales of investments (less any available capital loss carry forward) and such distributions, if any, would be made between October 31 and December 31. No such capital gain distribution has been made since 1968.


         The holders of shares are entitled to receive, annually, or more often, dividends in an amount equal approximately to the net income of the Trust (defined in the Declaration of Trust as the gross earnings less the expenses of the Trust) and such other dividends as the Trustees may declare. As the net income fluctuates from year to year, no fixed dividend can be promised.

         Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

         It is the policy of the Trust to distribute all of its net investment income and net realized gains for each year in dividends and capital gain distributions which will be taxable for federal income tax purposes to the shareholders of the Trust, other than shareholders exempt from federal income tax. In such event, the Trust itself will not be subject to federal income tax on its net investment income and net realized gains. The Trust will inform its shareholders each year of the amount and nature of the income and gains it distributes to them. Shareholders may be proportionately liable for taxes on income and gains of the Trust, but shareholders who are not subject to federal tax on their income will not be required to pay such tax on amounts distributed to them by the Trust. Dividends and capital gain distributions may also be subject to state and local taxes.

                                       CAPITALIZATION AND SHAREHOLDERS' RIGHTS

         The capitalization of the Trust consists solely of an unlimited authorized number of full and fractional shares of beneficial interest, all shares having equal rights pro rata in voting, dividends, assets, and liquidation. Voting rights include the election of Trustees, amendment of the Declaration of Trust and amendment of the Custodian Agreement. The Trust is wholly owned by the shareholders after deducting liabilities in the form of current liabilities and bank loans which, from time to time, may be outstanding. There are no options outstanding or intended to be created. All shares of beneficial interest are of $1 par value, validly issued, fully paid and nonassessable, are transferable and have no fixed dividend rate. Each shareholder is entitled to receive from the Trust semi-annually a report containing financial statements and a list of the Trust's investments as of a reasonably current date.

         Any inquiries by shareholders may be made in writing, addressed to the Trust at the address shown on the cover of this Prospectus.

APPENDIX-PORTFOLIO COMPOSITION


The table below reflects the composition by quality rating of the investment portfolio of the Trust on a month-end weighted average basis for the fiscal year ended September 30, 1995. The table reflects the percentage of total assets represented by fixed income securities rated by Standard & Poor's Corporation ("S&P") and by unrated fixed income securities. As noted under "Investment Objectives and Policies-Risk of Lower Rated Debt Securities" the Trust does not impose particular rating standards which the Trustees must utilize in making investment decisions. The allocations in the table are not necessarily representative of the composition of the Trust's portfolio at other times.



S&P Rating                                  Portfolio
Category                                    Composition


Unrated. . . . . . ......................         27.48%
AAA......................................             -
AA.......................................             -
A........................................             -
BBB......................................          1.28%
BB.......................................          5.03%
B........................................         47.50%
CCC......................................         12.52%
CC,C,D...................................          6.19%




Set forth below is a description of the rating categories. The ratings of S&P represent their opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                                                  NORTHEAST INVESTORS TRUST
                                                     50 Congress Street
                                                Boston, Massachusetts  02109
                                                       (800) 225-6704
                                                       (617) 523-3588

                                                SHARES OF BENEFICIAL INTEREST

                                             STATEMENT OF ADDITIONAL INFORMATION


                                                      February 1, 1996


                  This Statement of Additional Information supplements the Prospectus for the Trust dated February 1, 1996 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Trust at the above address. This Statement of Additional Information is not a Prospectus.



                                                  -------------------------

                                                      TABLE OF CONTENTS


THE TRUST...................................................................B-2

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS............................B-2

MANAGEMENT OF THE TRUST.....................................................B-3

COMPENSATION OF TRUSTEES....................................................B-5

CUSTODIAN AND INDEPENDENT ACCOUNTANTS.......................................B-5

BROKERAGE...................................................................B-6

PRICE AND NET ASSET VALUE...................................................B-6

SHAREHOLDER PLANS...........................................................B-7

TAX-ADVANTAGED RETIREMENT PLANS.............................................B-8

DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES....................................B-9

ADDITIONAL INFORMATION CONCERNING SHAREHOLDERS' RIGHTS......................B-10

FINANCIAL STATEMENTS                                                        B-13

                                                  -------------------------

                                    THE TRUST



         Northeast Investors Trust, herein called the Trust, is a diversified open-end management investment company organized March 1, 1950 by an Agreement and Declaration of Trust executed under the laws of The Commonwealth of Massachusetts.


                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         As explained in the Prospectus, the purpose of the Trust is to provide investors with a vehicle for investment under the management of the Trustees. Through this Trust, the Trustees will seek to provide a managed, diversified investment program, the primary objective of which shall be the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

         In addition to the investment objectives and policies described in the Prospectus, the Trust has adopted certain investment restrictions. So long as these restrictions remain in effect, the Trustees may not:
(1) Purchase any securities which would cause more than 5% of the Trust's total assets at the time of such purchase to be invested in the securities of any issuer, except the United States Government. (2) Purchase any securities which would cause the Trust at the time of such purchase to own more than 10% of any class of any issuer. (3) Purchase the securities of any issuer engaged in continuous operation for less than three years. (4) Purchase real estate or commodities or commodities contracts, but this limitation does not preclude an investment in the securities of organizations which deal in real estate or commodities or in securities secured by interests in real estate.
(5) Purchase the securities of any investment company, except in connection with a merger, consolidation or acquisition or by purchase of securities of closed-end investment companies in regular transactions in the open market.
(6) Purchase securities on margin or effect short sales of securities.
(7) Make loans, except that the Trust may acquire publicly distributed bonds, debentures, notes and other debt securities. (8) Act as an underwriter of securities except insofar as the Trust might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities. (9) Invest in companies for the purpose of exercising management or control. (10) Invest in puts, calls, straddles, spreads or any combinations thereof. (11) Purchase or retain the securities of any issuer if all Trustees together own more than 1/2 of 1% of the securities of such issuer. (12) Deal as principal with the Trust in the purchase or sale of portfolio securities. (13) Deal as agent with the Trust in the purchase or sale of portfolio securities. (14) Invest in securities for which there is no readily available market, if at the time of acquisition more than 5% of the Trust's assets would be invested in such securities. (15) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs. (16) Invest in warrants if at the time of acquisition more than 2% of the Trust's assets would be invested in warrants. (17) Invest in securities of foreign issuers if at the time of acquisition more than 10% of the Trust's assets would be invested in such securities.


         The above policies do not preclude the purchase of securitized bank loans or the lending of portfolio securities to broker-dealers. Loans of portfolio securities of the Trust will be made, if at all, in strictest conformity with applicable federal and state rules and regulations. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Trust's management to be of good standing and will not be made unless, in the judgment of the Trust's management, the consideration to be earned from such loans would justify the risk. The purpose of such loan transactions is to afford the Trust an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.


         The Trust does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Trust's objective of producing income. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended September 30, 1994 and 1995 the rates of total portfolio turnover were 73.36% and 40.58% respectively. Investment policy or changed circumstances may require, in the opinion of the Trustees, an increased rate of such portfolio turnover.


                             MANAGEMENT OF THE TRUST

        The trustees of the Trust are Ernest E. Monrad, Robert B. Minturn, Jr., Bruce H. Monrad, and C. Earl Russell, all of 50 Congress Street, Boston, Massachusetts, Fred L. Glimp, 1350 Massachusetts Avenue, Cambridge, Massachusetts and J. Murray Howe, One Post Office Square, Boston, Massachusetts. Mr. Ernest E. Monrad is Chairman of the Trustees and is the principal executive and financial officer of the Trust. Messrs. Ernest E. Monrad, Bruce H. Monrad and Minturn are deemed "interested persons" of the Trust under the Investment Company Act of 1940, as amended, because they are Chairman, Vice President, and Clerk of the Trustees, respectively. William A. Oates, Jr., 50 Congress Street, Boston, Massachusetts serves as President of the Trust. Gordon C. Barrett,
50 Congress Street, Boston, Massachusetts serves as Treasurer of the Trust.
The principal occupations of each of Messrs. Ernest E. Monrad, Oates, Minturn, Barrett and Bruce H. Monrad for the last five years have been their respective positions with the Trust and, in the case of Mr. Oates, with Northeast Investors Growth Fund. Bruce H. Monrad has been associated with the Trust since July, 1989 and was appointed a Trustee in May, 1993. Ernest E. Monrad is the father of Bruce H. Monrad.

         The Trustees have been elected by the shareholders or appointed by the Trustees to fill vacancies. They have full powers as to the investment of the assets of the Trust, subject to the restrictions and limitations imposed by the Declaration of Trust. The Trust has no investment adviser or management contract.


         ERNEST E. MONRAD is Chairman, Assistant Treasurer and a Trustee of Northeast Investors Growth Fund, Boston, Massachusetts; a Director of Northeast Management & Research Company, Inc., Boston, Massachusetts; Vice President and a Director of Guild, Monrad & Oates, Inc., Boston, Massachusetts; Vice President and a Director of Furman Lumber, Inc., Billerica, Massachusetts; a Director of The New America High Income Fund, Inc., Boston, Massachusetts; and a Trustee of Century Shares Trust, Boston, Massachusetts. He is 65.


         WILLIAM A. OATES, JR. is President and a Trustee of Northeast Investors Growth Fund, Boston, Massachusetts; President and a Director of Northeast Management & Research Company, Inc., Boston, Massachusetts; Vice President, Treasurer and a Director of Guild, Monrad & Oates, Inc., Boston, Massachusetts; a Trustee and Treasurer of the Roxbury Latin School, West Roxbury, Massachusetts; a Director of Clifford of Vermont, Inc., Bethel, Vermont, Furman Lumber, Inc., Billerica, Massachusetts and the Horn Corporation, Ayer, Massachusetts; a Corporator of the Dedham Institute for Savings, Dedham, Massachusetts; and President of the Board of Trustees of Groton School, Groton, Massachusetts. He is 53.

        ROBERT B. MINTURN, JR. is Vice President, Clerk and a Trustee of Northeast Investors Growth Fund, Boston, Massachusetts; Vice President, Treasurer, Clerk and a Director of Northeast Management & Research Company,Inc., Boston, Massachusetts; Vice President, Assistant Treasurer, Clerk and a Director of Guild, Monrad & Oates, Inc., Boston, Massachusetts; and a Trustee, Clerk and Assistant Treasurer of The Boston Home, Inc., Boston, Massachusetts. He is 56.

        BRUCE H. MONRAD is a Vice President of Guild, Monrad & Oates, Inc., Boston, Massachusetts and a Director of Furman Lumber, Inc., Billerica, Massachusetts. He is 33.

        GORDON C. BARRETT is a Vice President of Guild, Monrad & Oates, Inc., Boston, Massachusetts and a Vice President and Treasurer of Northeast Investors Growth Fund. He is 39.

         C. EARL RUSSELL has been engaged in accounting practice since 1932 and continues as counsel to Russell, Brier & Co., a partnership which he founded in 1934. He is Treasurer and Trustee of Lahey Clinic Foundation, Inc.,
Burlington, Massachusetts and a Director of the Citizenship Training Group,Inc., Boston, Massachusetts. He is 87.

        FRED L. GLIMP has been Vice President for Alumni Affairs and Development of Harvard University, Cambridge, Massachusetts since 1979. He is 69.

        J. MURRAY HOWE is of counsel to the Boston law firm of Sullivan & Worcester. He also serves as Secretary of Iron Mountain Information Services, Inc. and a Director and Clerk of Schooner Capital Corporation, both of Boston, Massachusetts. He is 75.

         The total number of shares owned beneficially by the Trustees and members of their immediate families on January 10, 1996 was 342,223 shares (.43%).


                            COMPENSATION OF TRUSTEES

        Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to 1/2 of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the value of the portfolio and other assets less all liabilities, except accrued Trustees' fees, valued as set forth below under "Price and Net Asset Value". From the total fee of $3,377,664 for the fiscal year ended September 30, 1995, Ernest E. Monrad received $1,540,888 as Chairman of the Trustees, Bruce H. Monrad and Robert B. Minturn, Jr. received $610,538 and $200,000, respectively, as Trustees and William A. Oates, Jr. received
$991,288 as President of the Trust. Each of the Trustees who is not also an officer of the Trust received compensation of $11,750 from the total Trustee's fee. There are arrangements providing for payment from the Trustees' fee of pension benefits upon the death, disability or retirement of the Trustees.

         Under the Declaration of Trust, the Trustees are required to furnish the Trust from their compensation financial and statistical services for the Trust and such office space as the Trust may require. In addition, the Trustees have in the past, and intend in the future, to spend part of their fee directly for advertising and other promotional expenses.


                      CUSTODIAN AND INDEPENDENT ACCOUNTANTS

         The custodian for the Trust is Investors Bank and Trust, 89 South Street, Boston, Massachusetts. The custodian maintains custody of the Trust's assets.

        The independent accountants for the Trust are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts. Coopers & Lybrand L.L.P. audits the Trust's annual financial statements included in the annual report to shareholders, reviews the Trust's filings with the Securities and Exchange Commission on Form N-1A and prepares the Trust's federal income and excise tax return.

                                    BROKERAGE

         Decisions to buy and sell securities for the Trust and assignment of its portfolio business and negotiation of its commission rates are made by the Trustees. The Trustees have a policy of not having any dealings as principal or agent with the Trust when they make purchases and sales for the Trust's investment portfolio. The Trust does not effect transactions in portfolio securities through dealers affiliated with any Trustee.

        It is the Trustees' policy to obtain the best security price available, and, in doing so, they will assign portfolio executions and negotiate commission rates in accordance with the reliability and quality of a broker's services and their value and expected contribution to the performance of the Trust. In order to minimize brokerage charges, the Trustees seek to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere.


        During the fiscal year ended September 30, 1995, the Trust engaged in portfolio transactions involving broker-dealers totalling $634,365,057.
Of this amount $43,986,813 involved trades with brokers acting as agents in which such brokers received total brokerage commissions of $66,095.
The remaining $590,378,244 in portfolio trades consisted of principal transactions with market makers and other dealers. During the fiscal year ended September 30, 1994 brokerage commissions paid totalled $249,026; in fiscal 1993 brokerage commissions paid totalled $152,605. All such portfolio transactions completed by the Trust during the year ended September 30, 1995 were carried out with broker-dealers that have provided the Trust with statistics, other information and wire and other services.



                            PRICE AND NET ASSET VALUE

         It is the current policy of the Trustees that the public offering price of shares of the Trust equal their net asset value, the Trust receiving the full amount paid by the investor. The net asset value is determined by the Trustees as of the close of the New York Stock Exchange on each day that the Exchange is open, and is the only price available to investors whose orders were received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the Exchange or on a day the Exchange is not open will be the net asset value determined as of the close of the Exchange on the next day on which it is open. The New York Stock Exchange is customarily closed on New Years Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Declaration of Trust requires that the net asset value of the Trust's shares be determined by dividing the value of the Trust's securities, plus any cash and other assets (including dividends accrued) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. Securities and other assets for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. Adjustment will be made for fractions of a cent to the next highest cent. The Trust makes no special payment for the daily computation of its net asset value.


                                SHAREHOLDER PLANS

Open Accounts

         Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Trust. Once any account is opened there is no limitation on the size or frequency of investment. The shareholder will receive a confirmation from the Trust of this and each subsequent transaction in his Account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Trust at any time by ordering by telephone (maximum of $100,000) or mail from the Trust shares at the then applicable public offering price. Shares held in an Open Account may be redeemed as described in the Prospectus under "Redemption of Shares". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.


Automatic Investment and Withdrawal Plans


        These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Trust on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment limitation of $1000, any shareholder maintaining an Open Account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum of $50) from his bank checking account or that redemptions be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Trust may modify or terminate either Plan at any time.

         An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level; that if he terminates a Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and that the Plan cannot protect him against loss in declining markets.


                         TAX-ADVANTAGED RETIREMENT PLANS

        In addition to regular accounts, the Trust offers the tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Trust; dividends and other distributions are reinvested in shares of the Trust. Contributions may be invested in shares of Northeast Investors Growth Fund as well as shares of the Trust.

        Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Trust are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age
70 1/2 or excess contributions may result in penalty taxes.

        Investors Bank and Trust serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Trust at its offices.

        An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plans.

Prototype Defined Contribution Plan

        The Trust offers a Prototype Defined Contribution Plan suitable for adoption by businesses conducted as sole proprietorships, partnerships or corporations.

         The employer establishes a Prototype Defined Contribution Plan by completing an adoption agreement specifying the desired plan provisions.
The adoption agreement offers flexibility to choose appropriate coverage, eligibility, vesting and contribution options subject to the requirements of law. Under a supplement to the Prototype Defined Contribution Plan, an employer may establish a salary reduction or 401(k) plan.

Individual Retirement Account (IRA)

         An individual may open his own Individual Retirement Account using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible.

403(b) Retirement Account

         Certain charitable and educational institutions may make contributions to a 403(b) Retirement Account on behalf of an employee. The employee may enter into a salary reduction agreement with the employer providing for the employee to reduce his or her pay by the amount specified in the agreement and for the employer to contribute such amount to the employee's 403(b) Retirement Account. Funds in the account may generally be withdrawn only upon the participant's reaching age 59 1/2 or termination of employment, financial hardship, disability, or death.


                    DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

        The Trust has paid dividends in each quarter since organization. Payments are generally made around the end of February, May, August and November. It is the Trust's policy to distribute net realized capital gains on sales of investments (less any available capital loss carryforward) and such distributions, if any, would be made between October 31 and December 31.
See Note C to the Financial Statements for information concerning the amount of the Trust's capital loss carryforwards. A table of payments from net income is shown in the Prospectus under the caption "Financial Highlights".
Dividends and distributions are credited in shares of the Trust unless the shareholder elects to receive cash.

        The holders of shares are entitled to receive, annually, or more often, dividends in an amount equal approximately to the net income of the Trust (defined in the Declaration of Trust as the gross earnings less the expenses of the Trust) and such other dividends as the Trustees may declare. As the net income fluctuates from year to year, no fixed dividend can be promised.

         Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of one's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

        It is the policy of the Trust to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Trust did so qualify during its last taxable year. Such qualification does not involve supervision of management or investment practices or policies.

         A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

        To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carryforward from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

        Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares.

        The foregoing discussion relates to federal income taxation.
Dividends and capital gain distributions may also be subject to state and local taxes.


             ADDITIONAL INFORMATION CONCERNING SHAREHOLDERS' RIGHTS

         The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of the Trustees will not be able to elect any Trustee or Trustees.

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the obligations of such instruments are not binding upon any of the Trustees or shareholders individually but are binding only upon the Trust's assets. The Trust is advised by counsel (Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Trust containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Trust shall be indemnified by the Trust for all loss and expense incurred by reason of his being or having been a shareholder of the Trust. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.





                                                   FINANCIAL STATEMENTS




Statement of Assets and Liabilities as of September 30, 1995

Assets
Investments-at market value
(cost $817,905,219)-Note A                  $782,752,168
Cash                                                 527
Interest receivable                           15,487,026
Receivable for securities sold                17,125,088
Receivable for shares of beneficial
interest sold                                  2,476,548
Receivable for dividends                         347,500
Miscellaneous receivable                         222,079
                                              ----------
            Total assets                     818,410,936

Liabilities
Short-term borrowings-Note F                   3,552,000
Payable for securities purchased              15,886,979
Payable for shares of beneficial interest
repurchased                                      247,854
Trustee fees payable-Note B                      996,454
Accrued expenses..                               168,649
                                              ----------
         Total liabilities                    20,851,936
                                              __________
Net Assets                                  $797,559,000
                                              __________
                                              __________
Net Assets consist of (Note A):
Capital, at a $1.00 par value               $ 77,209,155
Paid-in surplus                              783,908,718
Accumulated net realized loss
         on investments                      (30,496,797)
Net unrealized depreciation of
         investments                         (35,153,051)
Accumulated net investment
         income                                2,090,975
                                              __________
Net Assets, for 77,209,155 shares
         outstanding                        $797,559,000
                                              __________
                                              __________
Net Asset Value, offering price
         and redemption price per share
         ($797,559,000/77,209,155 shares)         $10.33
                                                   _____
                                                   _____




Statement of Operations for the Year Ended September 30, 1995

         Investment Income

Interest                                                      $68,450,130
Dividends                                                       2,290,530
                                                                ---------
                  Total income                                 70,740,660

Expenses
Trustee fees-Note B                 $3,377,664
Interest-Note F                      2,289,149
Administrative
 expenses and
 salaries                              428,621
Custodian fees                         119,218
Registration and
 filing fees                            73,597
Legal fees                              20,604
Printing, postage
 and stationery                        136,016
Computer and
 related expenses                      115,584
Auditing fees                           63,918
Insurance                                5,420
Other expenses                          56,885
                  Total expenses                                 6,686,676
                  Net investment income                         64,053,984

Realized and Unrealized Gain (Loss)
on Investments -Note A:
Net realized gain from investment
         transactions                                            5,772,428
Change in unrealized depreciation
          of investments                                        15,623,321
Net gain on investments                                         21,395,749
Net increase in net assets resulting
from operations                                                $85,449,733
                                                                ==========




Statement of Changes in Net Assets

                                                                    Year Ended September 30,
                                                                      1995            1994

Increase in Net Assets
From Operations:
         Net investment income                                 $  64,053,984      $  52,355,078
         Net realized gain from investment transactions            5,772,428         19,474,301
         Change in unrealized depreciation of investments         15,623,321        (16,789,220)
                                                                 -----------       ------------
Net Increase in Net Assets Resulting from
Operations                                                        85,449,733         55,040,159
                                                                 -----------       ------------

Dividends to Shareholders from Net Investment Income             (62,400,122)       (52,771,572)
($.96 and $.99 per share, respectively)

From Net Trust Share Transactions-Note D                         192,415,946        104,849,031
                                                                 -----------       ------------
         Total Increase in Net Assets                            215,465,557        107,117,618
Net Assets:
Beginning of Period                                              582,093,443        474,975,825
                                                                ------------       ------------
End of Period (including undistributed net investment
 income of $2,090,975 and $437,113, respectively)              $ 797,559,000      $ 582,093,443
                                                                ============       ============




Schedule of Investments as of September 30, 1995

Bonds-                                                                              Market
                                                                       Principal    Value(Note A)
Advertising-.52%
BFP Holdings, Inc. Senior Discount Notes, 0/13.5%, 4/15/04#            $ 5,741,000  $  4,133,520

Banks & Finance-1.00%
American Financial Corp., 10%, 10/20/99^                                 3,169,000     3,200,690
Great American Holding Corp., 11%, 8/15/98                               3,000,000     3,000,000
Guardian Savings & Loan, 12.625%, 1/15/02~                               1,000,000     1,770,000
                                                                                       7,970,690

Building & Construction-2.14%
Associated Materials Senior Sub. Deb. Notes, 11.5%, 8/15/03^             6,200,000     5,270,000
Nortek, Inc. Senior Sub. Notes, 9.875%, 3/01/04^                         5,950,000     5,399,625
Walter Industries, Inc. Senior Notes, 12.19%, 3/15/00                    6,340,131     6,435,233
                                                                                      17,104,858
Chemicals-4.65%
Indspec Chemical Corp. Senior Disc. Notes, 0/11.5%, 12/01/03#^          15,869,000    10,632,230
NL Industries Senior Disc. Notes, 0/13%, 10/15/05#^                     11,000,000     8,140,000
Pioneer Americas Acq. Senior Notes, 13.625%, 4/01/05                    12,500,000    12,750,000
Uniroyal Technology Senior Notes, 11.75%, 6/01/03^                       6,045,000     5,561,400
                                                                                      37,083,630
Clothing-5.25%
JPS Textile Group, Inc. Senior Sub. Disc. Notes, 10.25%, 6/01/99..       6,143,000     5,405,840
JPS Textile Group, Inc. Senior Sub. Disc. Notes, 10.85%, 6/01/99        14,592,000    12,840,960
J P Stevens, 9%, 3/01/17^                                               12,671,000    12,433,419
United States Leather, Inc. Senior Notes, 10.25%, 7/31/03^              13,500,000    11,205,000
                                                                                      41,885,219


Conglomerate-1.35%
Jordan Industries Senior Sub. Disc. Notes, 0/11.75%, 8/01/05#^          13,440,000     7,929,600
Jordan Industries Senior Notes, 10.375%, 8/01/03                         3,000,000     2,805,000
                                                                                      10,734,600
Cosmetics-.05%
Revlon Consumer Products Corp. S.F. Deb., 10.875%, 7/15/10                 400,000       408,000





Bonds-continued                                                                     Market
                                                                       Principal    Value(Note A)
Energy & Natural Resources-.50%
Harcor Energy Senior Notes, 14.875%, 7/15/02                           $ 4,000,000  $  3,876,232

Entertainment-1.96%
Orion Creditor Notes, 0%, 3/01/99                                        4,730,315     3,500,433
Orion Picture Talent Notes, Libor +1.75%, 3/01/99(PIK)                     510,891       449,584
Showboat, Inc. Senior Sub. Notes, 13%, 8/01/09                             900,000       972,000
Telemundo Group Senior Notes, 10.25%, 12/30/01                           8,000,000     7,640,000
Wherehouse Entertainment Senior Sub. Notes, 13%, 8/01/02~               15,500,000     3,100,000
                                                                                      15,662,017

Fast Food Service-1.33%
American Restaurant Group, 12%, 9/15/98^                                 9,500,000     6,935,000
American Restaurant Group, 12%, 9/15/98^                                 5,000,000     3,650,000
                                                                                      10,585,000

Food & Beverage- 2.45%
Envirodyne Industries, Inc., 10.25%, 12/01/01^                          20,395,000    16,519,950
Great American Cookie Senior Sec. Notes, 10.875%, 1/15/01                3,500,000     3,010,000
                                                                                      19,529,950
Food Service- 1.25%
SC International Service, Inc., 13%, 10/01/05                            0,000,000    10,000,000

Grocery Stores-.73%
P&C Food Market Senior Notes, 11.5%, 10/15/01                            2,000,000     2,020,000
Ralph's Grocery Senior Notes, 10.45%, 6/15/04                            2,000,000     1,955,000
Ralph's Grocery Senior Sub. Notes, 11%, 6/15/05                          2,000,000     1,870,000
                                                                                       5,845,000
Insurance-.99%
First Capital Holdings, 13%, 5/15/99~                                    4,932,000       246,600
Leucadia National Corp. Conv., 5.25%, 2/01/03^                           6,975,000     7,672,500
                                                                                       7,919,100

Metals & Mining-1.37%
Kaiser Aluminum Chemical Corp. Sub. Notes,12.75%,2/01/03^               10,130,000     10,965,725






Bonds-continued                                                                     Market
                                                                       Principal    Value(Note A)
Packaging & Container-2.71%
Gaylord Container Corp., 0/12.75%, 5/15/05#^                           $16,500,000  $  1,252,500
Stone Container Corp. Conv., 8.875%, 7/15/00                             3,000,000     5,317,500
                                                                                      21,570,000
Paper & Forest Products-2.65%
MAXXAM Group, Inc. Senior Disc. Notes, 0/12.25%, 8/01/03#^              30,000,000    19,575,000
MAXXAM, Inc. Senior Sub. Deb., 12.5%, 12/15/99                           1,408,000     1,422,080
WTD Industries, Inc. Senior Sub. Deb., 8%, 6/30/05                         340,900       153,405
                                                                                      21,150,485

Petroleum & Drilling- 3.08%
Mesa Capital Corp., 0/12.75%, 6/30/98#                                  26,636,000    24,571,710


Publishing & Printing- .57%
Time Warner, Inc. Conv. Sub. Deb., 8.75%, 1/10/15                        4,386,450     4,583,840

Real Estate-2.84%
Olympia & York Maiden Lane, 10.375%, 12/31/95~                          19,535,000     9,279,125
Rockefeller Center Properties Conv. Deb., 0%, 12/31/00                  23,700,000    13,331,250
                                                                                      22,610,375

Recreation-12.17%
Aztar Corp. Senior Sub. Notes, 13.75%, 10/01/04^                         5,000,000     5,381,250
Aztar Corp. Senior Sub. Notes, 11%, 10/01/02^                           20,200,000    19,291,000
Bally's Casino Holdings Senior Disc. Notes, 0%, 6/15/98^                16,750,000    12,730,000
Bally's Grand, 10.375%, 12/15/03^                                       10,550,000    10,391,750
GB Property Funding Corp., 10.875%, 1/15/04^                             9,500,000     8,003,750
Marvel Holdings Senior Sec. Disc. Notes,Series B,0%,4/15/98^             5,000,000     3,600,000
Marvel Parent Holdings Senior Notes, 0%, 4/15/98                        16,950,000    12,034,500
Outboard Marine, 9.125%, 4/15/17^                                        9,750,000     9,165,000
Trump Plaza Funding, 10.875%, 6/15/01^                                  18,000,000    16,492,500
                                                                                      97,089,750

Retail-6.57%
Bradlees, Inc., 11%, 8/01/02~                                            2,000,000       525,000
Bradlees, Inc., 9.25%, 3/01/03~                                         15,455,000     3,786,475
Cole National Group, Inc., 11.25%, 10/01/01                              8,150,000     8,068,500
Color Tile, Inc. Senior Notes, 10.75%, 12/15/01                         21,000,000     8,820,000
Eyecare Centers of America, Inc. Senior Notes, 12%, 10/01/03             7,000,000     5,943,000
Kay Jewelers, Inc., 12.875%, 8/01/99                                     1,500,000     1,380,000






Bonds-continued                                                                     Market
                                                                       Principal    Value(Note A)
Retail- continued
McCrory Corp. S. F. Sub. Deb., 9.75%, 9/15/08~                         $ 1,251,000  $    100,080
National Convenience Stores, Inc. Sec. Notes, 9.5%, 6/30/03             12,436,858    11,939,385
Orion Stores Sec. Notes, 12.75%, 10/01/98                                6,168,590     6,492,442
Town & Country Corp. Senior Sec. Notes, 11.5%, 9/15/97                   1,992,000     1,792,800
Town & Country Corp., 13%, 5/31/98(PIK)                                  7,434,949     3,581,451
                                                                                      52,429,133

Retail Food Chains-6.92%
Family Restaurants Senior Notes, 9.75%, 2/01/02                         18,000,000     9,180,000
Genmar Holdings, Inc. Senior Sub. Deb., 13.5%, 7/15/01                  18,000,000    17,550,000
Grand Union Co. Senior Notes, 12%, 9/01/04                              10,000,000     9,600,000
Kash- n- Karry Food Stores, Inc. Sen. Notes, 11.5%, 2/01/03(PIK)         3,366,568     3,252,672
Kash- n- Karry Food Stores, Inc. Sen. Floating Notes, 2/01/03(PIK)      11,288,006     8,111,479
Penn Traffic Co. Senior Notes, 8.625%, 12/15/03                          4,000,000     3,440,000
Smitty's Super Value, Inc. Senior Sub. Notes, 12.75%, 6/15/04            4,000,000     3,880,000
Victory Markets, Inc. Sub. Notes, 12.5%, 3/15/00~                        2,000,000       200,000
                                                                                      55,214,151

Textile-1.38%
Plastic Specialties & Technologies Sen. Notes, 11.25%, 12/01/03^        12,000,000    10,980,000

Tobacco & Distilling-.13%
MacAndrews & Forbes Co., 11.875%, 11/15/02                               1,000,000     1,020,000


Transportation-1.66%
Continental Airlines, Inc., 12.5%, 4/15/99~@                             1,400,000       153,300
Continental Airlines, Inc., 12.125%, 4/15/96~@                           5,500,000       660,000
Continental Airlines, Inc., 11%, 3/15/95~@                               1,000,000        20,000
International Airline Support Group, Inc., 12%, 7/17/97*@                  541,580       379,106
International Airline Support Group, Inc. Conv.,  8%, 8/31/03*~@         1,000,000       250,000
Tiphook Finance Notes, 10.75%, 11/01/02^                                14,700,000    11,760,000
                                                                                      13,222,406
Utilities-1.22%
Columbia Gas Systems, Inc. Deb., 9.875%, 6/01/99~                          850,000     1,241,000
Columbia Gas Systems, Inc. Deb., 9%, 8/01/93~                              665,000       948,456
Columbia Gas Systems, Inc. Deb., 9%, 10/01/94~                             600,000       858,750
Columbia Gas Systems, Inc. Deb., 8.75%, 4/01/95~                           500,000       711,875





Bonds-continued                                                                     Market
                                                                       Principal    Value(Note A)
Utilities-continued
Columbia Gas Systems, Inc. Deb., 8.375%, 3/01/96~                      $ 1,285,000  $  1,831,125
Columbia Gas Systems, Inc. Deb., 8.25%, 9/01/96~                         1,500,000     2,116,875
Columbia Gas Systems, Inc. Deb., 6.25%, 10/01/91~                        1,500,000     2,047,500
                                                                                       9,755,581

Miscellaneous-4.88%
Acadia Partners L.P. Sub. Notes, 13%, 10/01/97                          14,000,000    14,420,000
Darling International Senior Sub. Notes, 13.75%, 7/15/00^               12,195,000    12,316,950
Georgia Marble Co., 17%, 1/01/96~                                        4,000,000     2,560,800
Mosler, Inc. Senior Notes, 11%, 4/15/03                                  8,975,000     7,180,000
Pope, Evans & Robbins, Inc., 7%, 5/15/98(PIK)~@                          1,116,669        11,167
Rule Industries Sub. Deb., 12.5%, 6/01/97                                2,500,000     2,450,000
                                                                                      38,938,917
         Total Bonds-72.32% (cost-$625,874,571)                                      576,839,889
                                                                                     -----------

Foreign Bonds-


Foreign- 4.61%
Argentina Bocon Pre II FRN, Libor, 4/01/01                              20,000,000    16,560,000
Argentina Bocon Pre IV FRN, Libor, 9/01/02                               8,000,000     5,020,000
Republic of Brazil Discount FRN, Libor+.8125%, 4/15/24                  25,000,000    15,203,125
         Total Foreign Bonds-4.61% (cost-35,777,800)                                  36,783,125
                                                                                      ----------

Credit Agreements-
Bank Loans-1.64%
Columbia Gas Junior Bank Debt, Libor+.625%, 10/05/93~                   10,000,000    13,050,000
Total Credit Agreements-1.64% (cost-12,987,500)                                       13,050,000
                                                                                      ----------


Stocks-                                                                Number of
                                                                       Shares
Common Stocks-18.01%
American Building Co._*.                                                     8,807  $    208,065
Bankers Trust NY^                                                          300,000    21,075,000
BFP Holdings, Inc. Class D_                                                 45,928       780,776
Chubb Corp.^                                                               250,000    24,000,000




Stocks-continued                                                       Number of    Market
                                                                       Shares       Value(Note A)
Citicasters_                                                                61,182  $  2,041,949
Cole National Corp. Class A_                                                44,000       533,500
Cole National Corp. Class  C_                                                4,000        48,500
C R Anthony Company_                                                       338,142       676,284
Darling International, Inc._                                               248,510     6,678,706
Gaylord Container Corp._.                                                  536,981     5,067,758
Grand Union Co._.                                                          167,904     2,182,752
Houlihan's Restaurant Group_                                               297,386     2,379,088
Homeland Stores Holdings_@                                                 822,672       205,668
J P Morgan & Co.^                                                          100,000     7,737,500
JPS Textile Group, Inc. Class A_                                            48,877       537,654
Kash N Karry Food Stores_                                                  184,074     4,693,887
Little Switzerland, Inc._                                                  273,659     1,094,636
MAXXAM, Inc._                                                              172,000     8,449,500
McCrory Parent Corp.~.                                                      37,314       741,056
Mesa, Inc._                                                                128,592       610,812
NL Industries_                                                             180,000     2,970,000
Pope, Evans & Robbins, Inc._ @                                             316,575             3
Rexene Corp._                                                              196,989     2,314,621
Smitty's Supervalue, Inc_.                                                   4,000        30,000
Specialty Equipment_                                                       400,000     4,900,000
Telemundo Group, Inc._.                                                    244,660     4,098,055
Town & Country Corp. Class A_                                            1,079,455       944,523
Triton Group, LTD _                                                        559,966     1,749,894
UCC Investors Holdings, Inc. Class A_                                      215,855     1,942,695
Vons Company, Inc._^                                                       600,000    14,250,000
Walter Industries, Inc._                                                   350,001     4,462,513
WestPoint Stevens, Inc._^                                                  635,000    13,652,500
WPS Investors LP_@                                                         200,000     2,612,000
         Total Common Stocks-18.01%  (cost-$135,543,306)                             143,669,895


Preferred Stocks-.06%
Town & Country Corp. Conv._                                                278,129       486,726
         Total Preferred Stocks-.06% (cost-$800,839)                                     486,726

Warrants and Units-1.50%_
Cookies USA, Inc. Warrants                                                     630        15,750
Eyecare Center Corp. Warrants                                                6,500         6,500
Federated Dept. Stores C Warrants                                          225,869     2,061,055
Federated Dept. Stores D Warrants                                          290,771     2,725,978
Gaylord Container Warrants                                                 814,218     6,920,853





Warrants and Units-continued                                           Number of    Market
                                                                       Shares       Value(Note A)
                                                                       or Units
Harcor Energy, Inc. Warrants                                                88,000 $     102,080
International Airline Support Group, Inc. Warrants*@                        92,677           927
Jewel Recovery L P Units@                                                  257,072         2,571
Reliance Group, Inc. Warrants                                               38,067        76,134
Sam Houston Race Park, Inc. Warrants@                                        6,000            60
UGI Corp. Warrants                                                          42,499        10,625
         Total Warrants and Units-1.50%  (cost-$6,921,203)                            11,922,533

         Total Investments-98.14% (cost-$817,905,219)                               $782,752,168


PIK      Payment In Kind
~ Non-income producing security due to default or bankruptcy filing
_ Non-income producing security
@ Securities valued in good faith (See Note A)
# Represents a zero coupon bond that converts to a fixed rate at a designated future date.
  The date shown on the schedule of investments represents the maturity date of the security and not the date of coupon conversion.
^ Pledged to  collateralize  short-term  borrowings  (See Note F)
* Restricted   security-represents   ownership  in  a  security  whose  resale  is
  restricted or a private placement  investment which has not been registered with the  Securities  and  Exchange  Commission  under  the  Securities  Act of 1933.

Information concerning restricted security holdings at September 30, 1995 is as follows:

Security                                                      Date Acquired     Cost          Market Value
Amercian Building Company Common Stock                        9/12/95           $  231,184    $208,065
International Airline Support Group, Inc., 12%,      7/17/97  7/17/92              478,936     379,106
International Airline Support Group, Inc. Conv., 8%, 8/31/03  9/23/93            1,000,000     250,000
International Airline Support Group, Inc. Warrants            7/17/92              167,745         927

                                                              tals              $1,877,865    $838,098
                                                                                 ---------     -------

Federal Tax Information: At September 30, 1995, the aggregate cost of investment securities for income tax purposes was $817,905,219. Net unrealized depreciation aggregated $35,153,051 of which $56,810,523 related to appreciated investment securities and $91,963,574 related to depreciated investment securities.

The accompanying notes are an integral part of the financial statements

Note A-Significant Accounting Policies
         Northeast Investors Trust (the Trust), a diversified open-end management investment company (a Massachusetts Trust), is registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Trust are as follows:
         Valuation of Investments: Securities for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded, as publicly reported, or are furnished by recognized dealers in such securities. Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations  furnished  by a  pricing  service  that uses  both  dealer  supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities.
         Restricted Securities: The Trust is permitted to invest in restricted securities. These securities may be resold in transactions exempt from registration or if the securities are registered for resale. At the end of the period, restricted securities (excluding 144A issues) amounted to $838,098, or
 .11% of net assets.
         Federal Income Taxes: The Trust does not provide for federal income taxes as it is the policy of the Trust to distribute its taxable income for each year in taxable dividends so as to qualify as a regulated investment company under the Internal Revenue Code.
         State Income Taxes: Because the Trust has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.
         Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.
         Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in surplus. The Trust's distributions and dividend income are recorded on the ex-dividend date. Interest income, which includes accretion of market discount, is accrued as earned. Original issue discount on bonds and step-up bonds is accreted according to the effective-yield method. Certain securities held by the Trust pay interest in the form of cash or additional securities (known as Payment-in-kind or PIK);
interest on such securities is recorded on the accrual basis by means of the effective-yield method.
       Security Transactions: Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Note B-Trustees' Compensation
         Trustees' compensation has been computed at the rate of 1/8 of 1% of the net assets (before deduction of accrued Trustees' compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust.

Note C-Capital Loss Carryforward
         The Trust has $30,496,797 in accumulated net realized losses on sales of investments available to be carried forward to offset future net realized gains on sales of investments. To the extent that such carryforwards are utilized by the Trust, no capital gains distributions will be made. The carryforwards expire as follows: September 30, 1997-$5,157,724, September 30,1998-$19,621,853, and September 30, 1999-$3,468,054, and September 30,
2000-$2,249,166.

Note D-Shares of Beneficial Interest
At September 30, 1995, there were unlimited shares of beneficial interest authorized with a par value of $1. Transactions in shares of beneficial interest were as follows:

                                                                       Year Ended September 30,
                                                            1995                         1994
                                                     Shares      Amount           Shares      Amount

Shares sold                                       43,866,307     $438,670,192     50,628,784  $520,998,956
Shares issued to shareholders
in reinvestment of
 distributions from
net investment income                              4,021,531       39,999,108      3,112,952    31,694,921

                                                  47,887,838      478,669,300     53,741,736   552,693,877
Shares repurchased                               (28,827,071)    (286,253,354)   (43,390,514) (447,844,846)

         Net Increase                             19,060,767     $192,415,946     10,351,222 $ 104,849,031

Note E-Purchases and Sales of Investments
         Purchases and sales of securities, other than short-term securities, aggregated $369,809,519 and $275,844,894, respectively, for the year ended September 30, 1995. Note F-Short-term Borrowings Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. The Trust has unused lines of credit amounting to $116,448,000. The committed lines of credit may be terminated at the banks' option at their annual renewal dates.

The following information relates to aggregate short-term borrowings for the year ended September 30, 1995: Maximum amount outstanding at any month end $94,016,000 Average amount outstanding (total of daily outstanding principal balances divided by number of days during year) $32,973,723 Weighted average interest rate (actual interest expense on short-term borrowings divided by average short-term borrowings outstanding) 6.94%

Under the most restrictive arrangement, the Trust must pledge to the banks securities having a market value equal to or greater than 200% of the total bank borrowings. Securities with principal amounts and market values aggregating $248,195,000 and $271,357,296, respectively, have been pledged to collateralize short-term borrowings.

To the Shareholders and Trustees of
Northeast Investors Trust

We have audited the accompanying statement of assets and liabilities of Northeast Investors Trust, including the schedule of portfolio investments, as of September 30, 1995, and the related statement of operations for the year then ended, and the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended September 30, 1986 through 1992, presented herein, were audited by other auditors whose report dated October 30, 1992, expressed an unqualified opinion on such financial highlights. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Northeast Investors Trust as of September 30, 1995, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.



                                                        COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
November 3, 1995